Quarterly Report
March 31, 2024
MFS®  Massachusetts Investors
Growth Stock Portfolio
MFS® Variable Insurance Trust II
MIS-Q1

Portfolio of Investments
3/31/24 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.7%
Apparel Manufacturers – 3.0%
LVMH Moet Hennessy Louis Vuitton SE	14,530	$13,068,822
NIKE, Inc., “B”	181,918	17,096,654
		$30,165,476
Automotive – 1.1%
Aptiv PLC (a)	139,797	$11,134,831
Broadcasting – 1.4%
Walt Disney Co.	120,630	$14,760,287
Brokerage & Asset Managers – 2.0%
Brookfield Asset Management Ltd.	210,429	$8,839,401
Charles Schwab Corp.	152,962	11,065,271
		$19,904,672
Business Services – 5.7%
Accenture PLC, “A”	98,813	$34,249,574
Equifax, Inc.	10,068	2,693,391
Fiserv, Inc. (a)	102,367	16,360,294
TransUnion	22,115	1,764,777
Verisk Analytics, Inc., “A”	15,028	3,542,551
		$58,610,587
Computer Software – 14.9%
Adobe Systems, Inc. (a)	18,654	$9,412,808
Microsoft Corp.	340,682	143,331,731
		$152,744,539
Computer Software - Systems – 4.7%
Apple, Inc.	281,699	$48,305,744
Construction – 2.5%
Otis Worldwide Corp.	127,394	$12,646,402
Sherwin-Williams Co.	36,774	12,772,714
		$25,419,116
Consumer Products – 3.9%
Church & Dwight Co., Inc.	230,735	$24,067,968
Estée Lauder Cos., Inc., “A”	103,059	15,886,545
		$39,954,513
Electrical Equipment – 6.4%
Amphenol Corp., “A”	232,149	$26,778,387
Hubbell, Inc.	40,650	16,871,783
Schneider Electric SE	38,888	8,795,722
TE Connectivity Ltd.	92,471	13,430,488
		$65,876,380
Electronics – 8.4%
Analog Devices, Inc.	105,003	$20,768,543
NVIDIA Corp.	44,273	40,003,312
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135,835	18,480,352
Texas Instruments, Inc.	37,871	6,597,507
		$85,849,714

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 2.6%
McCormick & Co., Inc.	180,835	$13,889,937
PepsiCo, Inc.	70,632	12,361,306
		$26,251,243
Insurance – 3.6%
Aon PLC	75,084	$25,057,032
Marsh & McLennan Cos., Inc.	59,008	12,154,468
		$37,211,500
Internet – 8.1%
Alphabet, Inc., “A” (a)	350,457	$52,894,475
Gartner, Inc. (a)	31,733	15,126,169
Tencent Holdings Ltd.	388,400	15,075,690
		$83,096,334
Leisure & Toys – 0.7%
Electronic Arts, Inc.	52,993	$7,030,581
Machinery & Tools – 2.0%
Eaton Corp. PLC	47,779	$14,939,538
Veralto Corp.	61,388	5,442,660
		$20,382,198
Medical & Health Technology & Services – 2.1%
ICON PLC (a)	64,222	$21,575,381
Medical Equipment – 10.9%
Abbott Laboratories	35,262	$4,007,879
Agilent Technologies, Inc.	161,453	23,493,026
Becton, Dickinson and Co.	61,409	15,195,657
Boston Scientific Corp. (a)	225,888	15,471,069
Danaher Corp.	40,037	9,998,040
Mettler-Toledo International, Inc. (a)	4,679	6,229,106
STERIS PLC	88,734	19,949,178
Stryker Corp.	12,636	4,522,045
Thermo Fisher Scientific, Inc.	21,015	12,214,128
		$111,080,128
Other Banks & Diversified Financials – 7.3%
Mastercard, Inc., “A”	27,815	$13,394,869
Moody's Corp.	38,370	15,080,561
Visa, Inc., “A”	165,046	46,061,038
		$74,536,468
Railroad & Shipping – 1.3%
Canadian Pacific Kansas City Ltd.	146,800	$12,943,356
Restaurants – 1.5%
Starbucks Corp.	165,150	$15,093,058
Specialty Stores – 3.2%
Ross Stores, Inc.	134,339	$19,715,592
TJX Cos., Inc.	131,412	13,327,805
		$33,043,397
Telecommunications - Wireless – 1.7%
American Tower Corp., REIT	85,525	$16,898,885

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 0.7%
Xcel Energy, Inc.	133,496	$7,175,410
Total Common Stocks		$1,019,043,798
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 5.38% (v)	8,114,343	$8,115,966

Other Assets, Less Liabilities – (0.5)%		(5,127,099)
Net Assets – 100.0%		$1,022,032,665
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,115,966 and $1,019,043,798, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/24 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,019,043,798	$—	$—	$1,019,043,798
Mutual Funds	8,115,966	—	—	8,115,966
Total	$1,027,159,764	$—	$—	$1,027,159,764
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,168,620	$34,192,851	$31,245,900	$169	$226	$8,115,966
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$77,175	$—